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                                                                   EXHIBIT 23.2


                        INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Sabratek Corporation:





        We consent to the use of our reports included herein and to the reference to our firm under the headings "SELECTED FINANCIAL DATA" and "EXPERTS" in the prospectus.



                                                  /s/ Douglas L. Naffah, CPA

                                                  Douglas L. Naffah, CPA
                                                  Parent, Naffah & Company




Boston, MA
March 14, 1997